RAND CAPITAL CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

        The 2001 Annual Meeting of Shareholders of Rand Capital Corporation (the “Corporation”) will be held on Friday, July 20, 2001 at 10:00 a.m. in Room 835, Rand Building, 14 Lafayette Square, Buffalo, New York, for the following purposes:

  To elect seven Directors to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified;
  To act upon a proposal to elect that the Corporation be regulated as a business development company ("BDC") under the Investment Company Act of 1940;
  To act upon a proposal to approve stock option plans that authorize grants of up to 200,000 options to officers and key employees and that authorize grants of up to 100,000 options to non-employee directors;
  To ratify the selection of Deloitte & Touche LLP as independent auditors for the 2001 fiscal year for the Company; and
  To consider and act upon such other business as may properly come before the meeting.

        Shareholders of record at the close of business on May 16, 2001 are entitled to notice of and to vote at the meeting, and at any adjournment thereof.

May 29, 2001	By order of the Board of Directors.
Buffalo, New York	Reginald B. Newman II Chairman

RAND CAPITAL CORPORATION
PROXY STATEMENT

GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Rand Capital Corporation (the “Corporation”), for the Annual Meeting of Shareholders to be held on July 20, 2001. Only shareholders of record at the close of business on May 16, 2001, are entitled to notice of and to vote at the meeting, and at any adjournment thereof. On that date the Corporation had outstanding 5,763,034 Common Shares, par value $.10 per share (“shares”).

        Each share entitles the holder to one vote. Shares cannot be voted at the meeting unless the shareholder is present or represented by proxy. If the enclosed form of proxy is returned properly executed, the shares represented thereby will be voted at the meeting in accordance with the instructions contained in the proxy, unless the proxy is revoked prior to its exercise. Any shareholder who executes and delivers the accompanying form of proxy has the right to revoke it at any time before it is voted. A shareholder may revoke a proxy by executing a subsequently dated proxy or a notice of revocation, provided that the subsequent proxy or notice is delivered to the Corporation prior to the taking of a vote, or by voting in person at the meeting. Proxies submitted with abstentions and broker non-votes will be counted in determining whether or not a quorum is present. Abstentions and broker non-votes will not be counted in tabulating the votes cast on proposals submitted to shareholders.

        This Proxy Statement and accompanying form of proxy are being mailed to shareholders on or about May 29, 2001. A copy of the Corporation’s 2000 Annual Report, which contains financial statements, accompanies this Proxy Statement.

        The cost of soliciting proxies in the accompanying form will be borne by the Corporation. The Corporation does not expect to pay any compensation for the solicitation of proxies, but may pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their instructions. In addition to solicitation by mail, proxies may be solicited in person or by telephone by directors, officers and regular employees of the Corporation, who will receive no additional compensation therefor.

        The Corporation’s office is located at 2200 Rand Building, Buffalo, New York 14203; telephone number 716-853-0802.

BENEFICIAL OWNERSHIP OF SHARES

        Unless otherwise indicated, the following table sets forth beneficial ownership of the Corporation’s shares on May 16, 2001, by (a) persons known to the Corporation to be beneficial owners of more than 5% of the outstanding shares, (b) the directors and nominees for director of the Corporation, and (c) all directors and officers of the Corporation as a group. Unless otherwise stated, each person named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned by that person.

                                     Amount and Nature of               Percent
Beneficial Owner                    Beneficial Ownership (1)            of Class

(a) More than 5% Owners:

      Reginald B. Newman II                  843,179                    14.6%
      2440 Sheridan Drive
      Tonawanda, NY

      Willis S. McLeese                      800,000 (2)                13.9%
      c/o 2200 Rand Building,
      Buffalo, NY

(b) Nominees for Director:
      Allen F. Grum                           71,128                     1.2%
      Luiz F. Kahl                            64,516                     1.1%
      Erland E. Kailbourne                     1,000                       *
      Ross B. Kenzie                         155,000                     2.7%
      Willis S. McLeese                      800,000 (2)                13.9%
      Reginald B. Newman II                  843,179                    14.6%
      Jayne K. Rand                          201,359                     3.5%

(c) All Directors and Officers
    as a group:

         Eight persons                     2,186,182(3)                 38.0%

*        Less than 1%
(1)	The beneficial ownership information presented is based upon information furnished by each person or contained in filings made with the Securities and Exchange Commission.
(2)	These shares are owned by Colmac Holdings, Ltd., a corporation of which Mr. McLeese is the Chairman and principal owner.
(3)	Except as indicated above, members of the group have sole voting and investment power over these shares.

1.   ELECTION OF DIRECTORS

        Seven Directors are to be elected at the meeting, each to serve until the next annual meeting of shareholders and until his or her successor has been elected and qualified. Unless marked to the contrary, the proxies received will be voted FOR the election of the seven nominees named below.

        Each of the nominees is presently a member of the Board of Directors and was elected at the Corporation's last annual meeting of shareholders. Each of the nominees has consented to serve as a director, if elected. If at the time of the meeting any nominee should be unable to serve, it is the intention of the persons designated as proxies to vote, in their discretion, for such other person as may be designated as a nominee by the Board of Directors.

Information Regarding the Nominees

        * Allen F. Grum, 43, became a director of the Corporation in 1996. He has served as the President and Chief Executive Officer of the Corporation since January 1996. Prior to becoming President, Mr. Grum served as Senior Vice President of the Corporation commencing in June 1995. From 1994 to June 1995, Mr. Grum was Executive Vice President of Hamilton Financial Corporation, and from 1991-1994 he served as Senior Vice President of Marine Midland Mortgage Corporation. Mr. Grum is also a director of ARIA Wireless Systems, Inc., a marketer of wireless radio transmission communication equipment.

        Luiz F. Kahl, 63, became a director in January 1997. He has been the President of The Vector Group, LLC, Williamsville, NY, a private investment company, since February 1996. Prior thereto, he was the President of the Carborundum Company, and Chief Executive Officer of BP Advanced Materials, Niagara Falls, NY, subsidiaries of British Petroleum plc, manufacturers of high technology ceramic materials, since 1983. Mr. Kahl also serves on the Board of Directors of the Greater Buffalo Savings Bank, the Board of Trustees of Canisius College, the Board of Directors of Stride Tool, Inc., and is the Chairman of the Niagara Frontier Transportation Authority.

        Erland E. Kailbourne, 59 became a director in April 1999. Since October 1998, he has been Chairman and President, John R. Oishei Foundation. Prior thereto, he was Chairman and Chief Executive Officer of Fleet National Bank, New York Region and Chief Executive Officer of Security Norstar Bank. Mr. Kailbourne is also on the Board of Directors of Albany International Corporation, Adelphia Communications Corporation and Bush Industries, Inc.

        Ross B. Kenzie, 69, became a director in 1996. Mr. Kenzie has been retired since 1989. Prior thereto, he was the Chairman of the Board and Chief Executive Officer of Goldome Bank, Buffalo, NY, a savings bank, since 1980.

        * Willis S. McLeese, 87, became a director in 1986. Since 1976, Mr. McLeese has been the Chairman of Colmac Holdings Limited, Toronto, Canada, which develops, owns and operates cogeneration and alternative energy electric power generating plants.

        * Reginald B. Newman II, 63, became a director in 1987 and has been Chairman of the Board since 1996. Mr. Newman has been President of NOCO Energy Corp., Tonawanda, N.Y., a petroleum distributor, since 1970. Mr. Newman is also a director of M&T Bank Corporation, a financial institution headquartered in Buffalo, New York.

        Jayne K. Rand, 40, became a director in 1989. Since 1993, Ms. Rand has been a Vice President of M&T Bank. From 1989 to 1993, Ms. Rand was an Assistant Vice President of Marine Midland Bank, N.A.

(*)	Designates directors and nominees for director who are "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Newman and Mr. McLeese are included in this category as a result of their percentage ownership of shares.

Committees and Meeting Data

        The following Committees of the Board of Directors have the members indicated below:

Audit Committee	Compensation Committee	Governance Committee
*Willis S. McLeese	Ross B. Kenzie	Jayne K. Rand
Luiz F. Kahl	Luiz F. Kahl	Ross B. Kenzie
Jayne K. Rand	Jayne K. Rand	Erland E. Kailbourne

*    Designates "interested persons" as noted above.

        The Audit Committee considers and recommends to the Board of Directors the selection of the Corporation's auditors and the range of their services. It reviews with the auditors the plan and results of the annual audit, the adequacy of the Corporation's system of internal accounting controls and the costs of the auditor's services.

        The Compensation Committee is responsible for setting the compensation of senior executive officers, reviewing the criteria that form the basis for management's recommendations for officer and employee compensation and reviewing management's recommendations in this regard.

        The Governance Committee is responsible for recommending committee memberships, ensuring the annual performance evaluation of the President is completed, and considering and recommending nominees for the Board of Directors. The Committee will consider a nominee for election to the Board recommended by a shareholder if the shareholder submits to the Committee a written proposal that includes the qualifications of the proposed nominee and the consent of the proposed nominee to serve if elected.

        In 2000 the full board met on four occasions, the Audit Committee and Governance Committee each met twice, and the Compensation Committee met once. All incumbent directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the Committees of the Board of which he or she was a member during the year except for Mr. Kahl, who attended 71% of such meetings.

Audit Committee Report

        The Audit Committee of the Board of Directors of the Corporation is composed of three directors who are independent, as defined by Rule 4200(1)(15) of the National Association of Securities Dealer's listing standards, and operates under a written charter adopted by the Board of Directors, attached as Appendix A. The Corporation's management is responsible for its internal accounting controls and the financial reporting process. The Corporation's independent auditors, Deloitte & Touche, LLP, are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In keeping with its responsibility, the Audit Committee has reviewed and discussed the Corporations' audited consolidated financial statements with management. In addition, the Audit Committee has discussed with the Corporation's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended ("Communications with Audit Committees").

        The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees", and has discussed with the independent auditors their independence.

        Based on the Audit Committee's discussions with management and the independent auditors and the Audit Committee's review of the representations of management and the report of the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in The Corporation's Annual Report for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

        This report is respectfully submitted by the Audit Committee of the Board of Directors.

        Willis S. McLeese (Chairman)
        Luiz F. Kahl
        Jayne K. Rand

        The information provided in the preceding Audit Committee Report will not be deemed to be "soliciting material" or "filed" with the Securities and Exchange Commission or subject to Regulation 14A or 14C, or to the liabilities of section 18 of the Securities Exchange Act, unless in the future the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act or the Securities Exchange Act.

Executive Officers

        In addition to Mr. Grum, the executive officers of the Corporation include:

        Daniel P. Penberthy, 37, has served as Treasurer of the Corporation since August 1997. From 1993 to 1997, Mr. Penberthy served as Chief Financial Officer for both the Greater Buffalo Partnership (formerly the Chamber of Commerce) and the Greater Buffalo Convention and Visitors Bureau. Prior thereto, from 1990 to 1993, Mr. Penberthy served as a Senior Associate with the Greater Buffalo Development Foundation, a regional business development organization. Prior to 1990, Mr. Penberthy was employed by KPMG, a public accounting firm.

Compensation

        The following table sets forth information with respect to the compensation paid or accrued by the Corporation in the 2000 fiscal year to each director, and to each executive officer of the Corporation with aggregate compensation from the Corporation in excess of $60,000. The Corporation is not part of a fund complex.

                                                     Pension or Retirement
                           Aggregate                   Benefit Accrued as
Name, Position             Compensation             Part of Company Expenses
Allen F. Grum               $ 155,026                       $ 9,020 (1)
 President, Director

Erland E. Kailbourne            4,000                             0
Director

Ross B. Kenzie                  4,000                             0
 Director

Willis S. McLeese               4,250                             0
 Director

Reginald B. Newman, II          5,500                             0
 Director

Jayne K. Rand                   4,250                             0
 Director

Luiz F. Kahl                    3,500                             0
 Director

Daniel P. Penberthy            82,451                        $4,935(1)
 Treasurer
(1)	Included within the indicated compensation is payment of Corporation contributions to the Corporation’s 401(k) Profit Sharing Plan. To date an aggregate of $65,589 has been deferred for payment to Mr. Grum and Mr. Penberthy. Under the plan, participants may elect to contribute up to 20% of their compensation on a pretax basis by salary reduction. For eligible employees, the Corporation makes a flat contribution of 1% of compensation and matches an eligible contribution of up to a maximum of five percent (5%). In addition, the Corporation may contribute an annual discretionary amount as determined by the Board of Directors. In 2000, the Corporation did not make a discretionary contribution to the 401(k) Plan.

Director Compensation

        During 2000, under the Corporation’s standard compensation arrangements with directors, each non-employee director (other than the Chairman) received an annual fee of $1,000 plus $750 for attendance at each meeting of the Board of Directors and $250 for each meeting of a Committee. The Chairman of the Board, Mr. Newman, receives an annual fee of $2,500. Effective on January 1, 2001, the annual fee paid to non-employee directors other than the Chairman was increased to $1,500.

Stock Options/Stock Appreciation Rights

        Presently, restrictions imposed on registered investment companies by the 1940 Act preclude the Corporation from offering stock options or stock appreciation rights incentive packages to its employees. The Corporation does not have any other forms of restricted stock or employee share benefit plans. See “Proposal to approve Stock Option Plans for the Corporation,” below.

Section 16(a) Beneficial Ownership Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation’s directors and executive officers, and persons who own more than ten percent of the Corporation’s stock, to file with the Securities and Exchange Commission initial reports of stock ownership and reports of changes in stock ownership. Reporting persons are required by SEC regulations to furnish the Corporation with all Section 16(a) reports they file.

        To the Corporation’s knowledge, based solely on review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the fiscal years ended December 31, 2000.

Directors' and Officers' Liability Insurance

        The Corporation has an insurance policy from North American Capacity Ins. Co. that indemnifies (1) the Corporation for any obligation incurred as a result of the Corporation’s indemnification of its directors and officers under the provisions of the New York Business Corporation Law and the Corporation’s Bylaws, and (2) the Corporation’s directors and officers as permitted under the New York Business Corporation Law and the Corporation’s Bylaws. The policy covers all directors and officers of the Corporation for the 12 months ending December 2001 for a total premium of $26,676. No sums have been paid to the Corporation or its officers or directors under the insurance contract.

Allocation of Brokerage

        Because the Corporation primarily makes venture capital investments by negotiated transactions involving securities which are not publicly traded, the Corporation does not ordinarily pay brokerage on its purchases of portfolio securities. From time to time the Corporation has sought to increase its return on its cash awaiting venture capital investment by purchasing certificates of deposit, fixed dividend preferred equities and money market type investments from the issuing banks or from dealers in these securities. In 2000, the Corporation paid an aggregate of $2,700 in brokerage commissions.

        The Corporation has no agreement, understanding or allocation formula with respect to the placement of brokerage. In selecting brokers, the Corporation may give consideration to a broker who has presented prospective investments to it or has furnished research or other information which has been useful in evaluating an investment. However, no Corporation employee is authorized knowingly to permit any broker to charge the Corporation a commission exceeding the lowest commission generally available to it.

2.   PROPOSAL TO CAUSE THE CORPORATION TO MAKE AN ELECTION TO BE REGULATED AS A BUSINESS DEVELOPMENT COMPANY

        The Corporation was formed in 1969 and has operated since then as an investment company whose purpose is to seek capital appreciation through venture capital investments in small, unseasoned, developing companies. Throughout its history, the Corporation has been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”) and classified as a diversified, closed-end management company. The Corporation is internally managed with its officers and employees controlling its operations under the supervision of its board of directors.

        Because the Corporation has maintained the classification as a “diversified company” under the 1940 Act, the Company must maintain at least 75% of the value of its total assets in (a) cash, cash items (including receivables), government securities, securities of other investment companies and (b) securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Corporation and to not more than 10% of the outstanding voting securities of the issuer. Moreover, the Corporation is required under the 1940 Act to maintain a policy with regard to concentration of its investments within any single industry, and for this purpose has maintained a policy that it will not invest more than 25% of its total assets in any one industry (measured immediately after the investment).

        As a result of the relatively small size of the Corporation’s assets, these diversification and concentration of investment restrictions have in certain circumstances constrained the Corporation’s ability to make large enough investments to meet the requirements of prospective portfolio companies and have limited the ability of the Corporation to make follow-on investments in existing portfolio companies.

        From time to time, an increase in the value of one or more of the Corporation’s portfolio investments has caused it to exceed the diversification and concentration of investment policies that it operates under. Because the Corporation’s investments are acquired in negotiated private placements and are generally illiquid, when the Corporation’s investments exceed its diversification and concentration limits, the Corporation may be restricted in the manner in which it may make further portfolio investments for extended periods of time while it brings its existing portfolio back into compliance with its diversification and concentration policies.

        In January of 2001, Advanced Digital Information Corporation entered into a definitive agreement to acquire all of the stock of one of the Corporation’s portfolio companies, Pathlight Technology, Inc. Upon the completion of the acquisition, which closed on May 11, 2001, the Corporation will receive stock of Advanced Digital which, based on current market prices, will have a value in the Corporation’s portfolio equivalent to approximately half of the Corporation’s total net asset value. Although Advanced Digital intends to register the transfer of the shares under the acquisition agreement pursuant to the Securities Act of 1933, there may be a significant period of time before the Corporation liquidates all or a sufficient portion of the Advanced Digital stock it receives so as to cause the Corporation to meet the diversification and concentration of investment limitations of its fundamental policies.

        A Business Development Company (“BDC”) is a specialized type of investment company that is subject to restrictions that are more appropriate for an entity that makes investments in private companies. Unlike registered investment companies, BDCs are not required by the 1940 Act to maintain investment policies that may only be changed with approval by the holders of a majority of the company’s outstanding shares. If the Corporation becomes a BDC, the Board will be able to change the Corporation’s investment policies whenever in its discretion it believes a change would be in the best interest of its shareholders. The Board believes that greater operational flexibility would be available to the Corporation if it were to become a BDC, including the ability to invest in developmental stage companies that have the potential to grow dramatically in value without creating the possibility that a rapid increase in the value of an investment will result in constraints on the ability of the Corporation to make follow-on or other similar portfolio investments because of the Corporation’s policies requiring diversification of investments and against concentration of investments in a single industry. BDC status will also give the Corporation greater flexibility to leverage its investments, to invest in entities that certain affiliated persons invest in, and to offer expanded management incentives and other benefits. Accordingly, the Board of Directors has determined that it would be in the best interest of the Corporation for it to seek to be regulated as a BDC.

        If the approval to be regulated as a BDC is obtained, the Corporation intends to make the election as soon as practicable, and if it fails to make the election prior to the next annual meeting of stockholders, this approval will expire. Once the election has been made, the Board of Directors may not withdraw its election to become a BDC without first obtaining the approval of a majority of its outstanding voting securities.

        Generally, to be eligible to elect BDC status, a company must be primarily engaged in the business of furnishing capital and managerial expertise to companies that do not have ready access to capital through conventional financial channels. Such portfolio companies are termed “eligible portfolio companies.” More specifically, in order to qualify as a BDC, a company must (1) be a domestic company; (2) have registered a class of its equity securities or have filed a registration statement with the Commission pursuant to Section 12 of the Securities Exchange Act of 1934; (3) operate for the purpose of investing in the securities of certain types of portfolio companies, namely immature or emerging companies and businesses suffering or just recovering from financial distress (see the following paragraphs); (4) extend significant managerial assistance to such portfolio companies; (5) have a majority of “disinterested” directors (as defined in the 1940 Act); and (6) file (or, under certain circumstances, intend to file) a proper notice of election with the Commission.

        An eligible portfolio company generally is a U.S. company that is not an investment company and that (1) does not have a class of securities registered on an exchange or included in the Federal Reserve Board’s over-the-counter margin list; or (2) is actively controlled by a BDC and has an affiliate of a BDC on its board of directors; or (3) meets such other criteria as may be established by the Commission. Control under the 1940 Act is generally presumed to exist where a BDC owns 25% of the outstanding voting securities of the company.

        The 1940 Act prohibits or restricts companies subject to the 1940 Act from investing in certain types of companies, such as brokerage firms, insurance companies, investment banking firms and investment companies. Moreover, the 1940 Act limits the type of assets that BDCs may acquire to “qualifying assets” and certain assets necessary for its operations (such as office furniture, equipment and facilities) if, at the time of acquisition, less than 70% of the value of the company’s assets consist of qualifying assets. Qualifying assets include: (1) securities of companies that were eligible portfolio companies at the time the BDC acquired their securities; (2) securities of bankrupt or insolvent companies that were eligible at the time of the BDC’s initial acquisition of their securities but are no longer eligible, provided that the BDC has maintained a substantial portion of its initial investment in those companies; (3) securities received in exchange for or distributed in or with respect to any of the foregoing; and (4) cash items, government securities and high-quality short-term debt. The 1940 Act also places restrictions on the nature of the transactions in which, and the persons from whom, securities can be purchased in order for the securities to be considered qualifying assets. These restrictions include limiting purchases to transactions not involving a public offering and acquiring securities from either the portfolio company or its officers, directors of affiliates.

        As a BDC, the Corporation would be permitted to invest in the securities of public companies and other investments that are not qualifying assets, but such investments could not exceed 30% of the Corporation's total asset value at the time of the investment.

        In general, any debt or senior security issued by a BDC must have asset coverage of 200% (that is, debt and senior securities issued by the BDC cannot exceed 1/3 of its total assets), and no dividends can be declared on its common stock unless the BDC's debt and senior securities have asset coverage of 200%. In contrast, a registered closed-end investment company (such as the Corporation) must in general, have asset coverage of 300% for any debt securities issued by it, and a registered closed-end investment conmay may not declare dividends on its common stock unless its indebtedness has an asset coverage of 300%.

        A BDC may issue warrants, options and rights to purchase its securities to its employees, officers and directors in connection with an executive compensation plan if certain conditions are met and provided that the BDC does not maintain a profit sharing plan. The conditions include the authorization of such issuance by the holders of a majority of the BDC’s common stock and the approval of a majority of the independent members of the Board of Directors and a majority of the directors who have no financial interest in the transaction, plan or arrangement if the total amount of voting securities underlying options issued to directors, officers and employees of a BDC would exceed 15% of the outstanding voting securities of the BDC, then the total amount of voting securities that would result from the exercise of all oustanding options, warrants and rights may not exceed 20% of the outstanding voting securities of the BDC (otherwise, the limit would be 25%).

        The issuance of options, warrants or rights to directors who are not also employees or officers of the BDC (“outside” directors) requires the prior approval of the Commission. The Corporation is simultaneously herewith requesting that stockholders approve the Corporation’s Stock Option Plans. The issuance of options under the Stock Option Plans is conditioned upon the Corporation not having any profit sharing plans, and in the case of “outside” directors, will also be conditioned upon the receipt of an exemptive order from the Securities and Exchange Commission. See “Proposal to Approve Stock Option Plans for the Corporation,” below.

        If the Corporation's stockholders approve the proposal to be regulated as a BDC and the Corporation makes an election to be so regulated, the Corporation's fundamental policies with respect to diversification of its investments and with respect to concentration of its investments within a single industry may be removed or amended within the discretion of the Board of Directors. The Corporation will continue to invest in assets as described above, but it it is likely that it will no longer maintain a policy of diversifying its investments in accordance with the diversification formulas applicable to diversified investment companies or of avoiding concentration of over 25% of its total assets in any particular industry. When the Board determines that it is in the Corporation's best interest, the Board may also allow the Corporation to engage in other investment activities that are not presently permitted by investment policies of the Corporation. If the Corporation's stockholders do not approve the proposal to be regulated as a BDC, the Corporation will continue to operate as a closed-end, diversified management investment company under the 1940 Act (and provisions under the 1940 Act relating to BDCs will not be applicable to the Corporation).

        The Corporation expects that its business focus will not change significantly as management currently provides direct assistance and advice to its portfolio companies and expects to continue to do so. The Corporation does so through the service of its officers on portfolio company boards of directors, and through conferences, meetings and assistance with business planning and development as well as by providing access to knowledgeable third parties.

        If the BDC election is made, the Corporation will continue to be internally managed and will continue to value its investments at fair value, as defined in the 1940 Act.

        The foregoing is not exhaustive but intended merely to summarize the characteristics of a BDC.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO CAUSE THE CORPORATION TO MAKE AN ELECTION TO BE REGULATED AS A BDC.

        In order to be effective, the election to adopt BDC status must be approved by the holders of a majority of the Corporation’s outstanding Common Stock. In the absence of contrary instructions, the Corporation intends to vote all proxies ‘FOR’ the approval of the Corporation to make an election to be regulated as a business development company. In tallying the vote, the Corporation will consider abstentions and broker non-votes to be shares of Common Stock present at the Meeting but that are not voted in favor of the election (i.e., they will have the same legal effect as a vote ‘against’ approval to make an election to be regulated as a BDC).

3.   PROPOSAL TO APPROVE STOCK OPTION PLANS FOR THE CORPORATION

        The proposal to approve the Stock Option Plans described below is included in this proxy statement as in tandem with the proposal to authorize the election of BDC status. The Board recommends that you vote ‘FOR’ both proposals. Moreover, the proposed Stock Option Plans will operate in concert with one another; accordingly, stockholders are being asked to vote to approve both Stock Option Plans and do not have the option to approve just one of the Stock Option Plans.

        The principal objective of each of the Corporation’s Stock Option Plans is to align eligible employees’, consultants’, officers’ and directors’ interests with both the success of the Corporation and the financial interests of its stockholders. The Stock Option Plans are intended to encourage stock ownership in the Corporation by eligible participants by giving them a proprietary interest in the Corporation’s business.

        The Stock Option Plans being proposed for stockholder approval at this Meeting include the 2001 Stock Option Plan (the “Employee Plan”), which provides for grants of options to the Corporation’s key employees and officers (including officers who are also directors of the Corporation), and the Non-Employee Director Stock Option Plan (the “Director Plan”), which provides for grants of options to the Corporation’s “outside” directors (i.e., those directors who are not also officers or employees of the Corporation). The Employee Plan and Director Plan are referred to herein collectively as the “Stock Option Plans.”

        The 1940 Act does not permit the issue of options to purchase voting securities of a BDC if the BDC maintains a profit sharing plan. The Corporation does not maintain or intend to adopt a profit sharing plan.

        In addition, because the 1940 Act does not permit the issuance of options to “outside” directors without an exemptive order by the Securities and Exchange Commission, the issuance of options under Director Plan to “outside” directors is further conditioned upon the granting of an exemptive order by the Commission. The Corporation intends to apply for that relief, and the Director Plan will not become effective until the Corporation obtains the required exemptive order.

        If stockholder approval for the Corporation to elect to be regulated as a BDC is not obtained, the Stock Option Plans will not be implemented by the Corporation.

Description of the Stock Option Plans

        The following is a description of each of the Stock Option Plans followed by a description of the provisions applicable to both Stock Option Plans.

1.	The Employee Plan
Purpose

        The purpose of the Employee Plan is to give the Corporation a tool for attracting, retaining and motivating officers and key employees of the Corporation and to provide the Corporation with a benefit plan that provides incentives linked to the financial results of the Corporation and increases in stockholder value.

Type of Awards

        The Employee Plan permits, at the discretion of the Committee (as defined below), the granting to Employee Plan participants of options to purchase up to an aggregate of 200,000 shares of Common Stock, either under incentive stock options within the meaning of Section 422 of the Code (“ISOs”) or options that are not so qualified (“NQSOs”). The option price may not be less than 100% of fair market value of Common Stock on the day of grant. Options may have a period of exercisability of up to 10 years from the date of grant.

Administration

        The Employee Plan will be administered by a committee (the “Committee”) of the Board of Directors composed of not fewer than two outside directors, each of whom must qualify as a “non-employee director” within the meaning of Rule 16b-3 of the 1934 Act. All grants of option under the Employee Plan must be approved pursuant to Section 57(o) of the 1940 Act. Section 57(o) of the 1940 Act requires that grants be approved by a majority of the directors with no financial interest in the grant and a majority of non-interested directors. The Committee will have the authority, among other rights, to select the participants to whom awards may be granted, determine whether to grant ISOs or NQSOs, and determine the vesting terms and other conditions of an award to an Employee Plan participant.

Participants

        Employee Plan participants may be the officers and key employees (including officers and employees who are also directors) of the Corporation and its Affiliates, who are responsible for or contribute to the management, growth and profitability of the business of the Corporation and its Affiliates. Each grant of an award under the Employee Plan will be evidenced by an agreement between the participant and the Corporation, which shall include such terms and provisions as the Committee may determine from time to time.

Termination of Awards

        Under the Employee Plan, generally, when a participant dies or when a participant’s employment is terminated for any reason, all unvested stock options will be forfeited. Options will become exercisable, in accordance with the vesting schedule prescribed in such optionee’s option agreement, and may be subject to satisfaction of such other conditions as the Committee may determine. The Committee shall have the exclusive authority to provide in the terms of any option agreement under the Employee Plan if, for how long, and under what conditions the option may be exercised after the termination of a participant’s employment with or service to the Corporation, including termination by reason of the participant’s death, provided that an option may not extend beyond the expiration date of the option. Options may not be exercisable more than 10 years after the date of grant. Options are not transferable except on the death of the optionee, by will or the laws of descent and distribution.

        The Board of Directors may terminate, suspend, amend or revise the Employee Plan at any time except that (a) the number of shares available for issuance under the Employee Plan may not be increased and (b) no amendment shall cause Employee Plan awards to fail to comply with Rule 16b-3. The Board may not, without the consent of the optionee, alter or impair rights under any award previously granted except in order to comply with applicable law.

2.	Director Plan
Purpose

        The purpose of the Director Plan is to further the interests of the Corporation, its stockholders and its employees by providing the “outside” directors of the Corporation (i.e., those who are not also officers or employees of the Corporation) incentives linked to increases in shareholder value during their terms in office.

Type of Awards

        The Director Plan authorizes grants of options to purchase up to 100,000 shares of Common Stock. Only NQSOs may be granted under the Director Plan. The Director Plan provides that each non-employee director shall automatically be granted options to purchase 7,500 shares of Common Stock on the date the Director Plan becomes effective (or when the director is first elected, in the case of persons who are not directors when the Director Plan first becomes effective). Each option will be exercisable immediately after it is granted to purchase up to 1,500 shares, and thereafter it will become exercisable as to an additional 1,500 shares each time the director is re-elected, until it becomes exercisable as to all 7,500 shares.

Administration

        The Director Plan will be administered by a committee consisting of the President and Treasurer of the Corporation. Options granted under the Director Plan are intended to comply with the exemption afforded by Rule 16b-3 of the 1934 Act.

Participants

        Director Plan participants will be all non-employee directors of the Corporation.

Termination of Awards

        Under the Director Plan, options expire one year after the date a Director Plan participant’s appointment with the Corporation is terminated except if such termination is by reason of death or disability. In the event of the death or disability of a participant prior to one year after termination, options will expire 12 months after death or disability. In addition, if the Participant’s service is terminated without “cause” or as a result of death, the option will become exercisable immediately as to all shares provided for in the option.

3.   Provisions Applicable to Both Stock Option Plans

        Available Shares

        Shares subject to options that terminate or expire prior to exercise under the Stock Option Plans will be available for future grants.

        The number of shares of Common Stock reserved for issuance under the Stock Option Plans, the number of shares issuable upon the exercise of options, and the exercise price of such awards will be subject to such “anti-dilution” adjustments as are necessary, in the sole discretion of the Committee, to maintain their value in the event of any merger, reorganization, consolidation, separation, liquidation, stock dividend, stock split, share combination, recapitalization or other change in corporate structure affecting the outstanding Common Stock of the Corporation.

        Grant and Exercise of Awards

        The exercise price for options under the Stock Option Plans will be determined, in the case of the Employee Plan, by the Committee, and in the case of the Director Plan, as provided in the Director Plan, but will not be less than the “Fair Market Value” of the Corporation’s Common Stock at the date of grant (as defined in the Stock Option Plans as the closing market price of the Common Stock on the date of such grant).

        Options granted under the Stock Option Plans are exercisable for a period of 10 years from the date of grant (five years with respect to ISOs granted to optionees who own more than 10% of the voting power of the Corporation or any subsidiary) or, in the case of the Employee Plan, such shorter period as the Committee may establish.

        An employee, officer or director exercising an option may elect to have the Corporation withhold shares of the Corporation’s Common Stock to satisfy tax liabilities arising from the exercise of the option. Initially there will be two employees of the Corporation, one of whom is also director, who will be eligible to participate in the Employee Plan. There are six outside directors eligible to participate in the Director Plan.

        Certain Federal Income Tax Consequences of Options

        The following discussion of certain relevant federal income tax effects applicable to stock options granted under the Stock Option Plans is a brief summary only, and reference is made to the Code and the regulations and interpretations issued thereunder for a complete statement of all relevant federal tax consequences.

        Incentive Stock Options

        No taxable income will be realized by an optionee upon the grant or timely exercise of an ISO. If shares are issued to an optionee pursuant to the timely exercise of an ISO and a disqualifying disposition of such shares is not made by the optionee (i.e., no disposition is made within two years after the date of grant or within one year after the receipt of shares by such optionee, whichever is later), then (a) upon sale of the shares, any amount realized in excess of the exercise price of the ISO will be taxed to the optionee as a long-term capital gain and any loss sustained will be long-term capital loss, and (b) no deduction will be allowed to the Corporation. However, if shares acquired upon the timely exercise of an ISO are disposed of prior to satisfying the holding period described above, generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the exercise price thereof, and (b) the Corporation will be entitled to deduct an amount equal to such income. Any additional gain recognized by the optionee upon a disposition of shares prior to satisfying the holding period described above will be taxed as a short-term or long-term capital gain, as the case may be, and will not result in any deduction for the Corporation.

        If an ISO is not exercised on a timely basis, the option will be treated as an NQSO. Subject to certain exceptions, an ISO generally will not be exercised on a timely basis if it is exercised more than three months following termination of employment.

        The amount that the fair market value of shares of Common Stock on the exercise date of an ISO exceeds the exercise price generally will constitute an item that increases the optionee’s “alternative minimum taxable income.”

        In general, the Corporation will not be required to withhold income or payroll taxes on the timely exercise of an ISO.

        NQSOs

        In general, an optionee will not be subject to tax at the time an NQSO is granted. Upon exercise of an NQSO where the exercise price is paid in cash, the optionee generally must include in ordinary income at the time of exercise an amount equal to the excess, if any, of the fair market value of the shares of Common Stock at the time of exercise over the exercise price. The optionee’s tax basis in the shares acquired upon exercise will equal the exercise price plus the amount taxable as ordinary income to the optionee. The federal income tax consequences of an exercise of an NQSO where the exercise price is paid in previously owned shares of Common Stock are generally similar to those where the exercise price is paid in cash. However, the optionee will not be subject to tax on the surrender of such shares, and the tax basis of the shares acquired on exercise that are equal in number to the shares surrendered will be the same as the optionee’s tax basis in such surrendered shares. Special timing rules may apply to an optionee who is subject to reporting under Section 16(a) of the 1934 Act (generally an executive officer of the Corporation) and would be subject to liability under Section 16(b) of the 1934 Act.

        The Corporation generally will be entitled to a deduction in the amount of an optionee’s ordinary income at the time such income is recognized by the optionee upon the exercise of an NQSO. Income and payroll taxes are required to be withheld for employees on the amount of ordinary income resulting from the exercise of an NQSO.

Stock Option Plans

        Attached to this proxy statement as Appendices B and C are complete copies Stock Option Plans. The foregoing summaries of the Stock Option Plans are qualified in their entirety by reference to the complete copies of the Stock Option Plans that are attached.

        The Board of Directors recommends that you vote ‘FOR’ the Proposal to approve the Stock Option Plans.

        In addition to the other requirements of the 1940 Act, in order to effective the Stock Option Plans must be approved by a majority of the votes cast at the meeting by the holders of shares entitled to vote. In the absence of contrary instructions, the Corporation intends to vote all proxies “FOR” the approval of the Stock Option Plans. In tallying the vote, the Corporation will consider abstentions and broker non-votes to be shares of Common Stock present at the Meeting but that are not voted in favor of approval of the Stock Option Plan (i.e., they will have the same legal effect as a vote “against” the election of the Stock Option Plans).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ADOPTION OF THE PROPOSED OPTION PLANS

4.   RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Board of Directors has selected the firm of Deloitte & Touche LLP, Buffalo, New York, as the independent auditors to examine the accounts of the Corporation for the 2001 fiscal year, subject to ratification by the shareholders at the annual meeting. The directors approving such selection included a majority of the Corporation’s directors who are not “interested persons” of the Corporation as defined in the 1940 Act. Deloitte & Touche LLP audited the accounts of the Corporation for the 2000 fiscal year.

Audit Fees

        The Corporation engaged Deloitte & Touche, LLP to perform an audit of the Corporation’s annual financial statements for the year ended December 31, 2000 for an aggregate audit fee of $17,100.

        The Corporation also engaged Deloitte & Touche, LLP to provide tax and other non-audit related services for the year ended December 31, 2000 for an aggregate fee of $8,100. There were no services rendered for financial information systems design and implementation for the year ended December 31, 2000.

        The Audit Committee of the Board of Directors has considered the non-audit services provided by Deloitte & Touche, LLP detailed above, in evaluating their independence.

        A representative of Deloitte & Touche LLP is expected to be present at the annual meeting of shareholders and will be available to respond to appropriate questions and will be given an opportunity to make a statement if desired.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE CORPORATION FOR THE 2001 FISCAL YEAR.

5.   OTHER BUSINESS

        The Corporation does not know of any other matters to come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters.

Shareholder Proposals for the 2002 Annual Meeting

        Shareholder proposals intended to be presented at the 2002 Annual Meeting of Shareholders must be received at the Corporation’s offices not later than January 29, 2002, to be considered for the Corporation’s proxy statement and form of proxy for that meeting.

By Order of the Board of Directors,

Reginald B. Newman II
Chairman of the Board
May 29, 2001

IT IS IMPORTANT THAT PROXIES BE PROMPTLY RETURNED. SHAREHOLDERS ARE URGED TO SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE IN PERSON.

APPENDIX A

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee (the “Committee”) is part of the Board of Directors (the “Board”) of Rand Capital Corporation (the “Corporation”). The Committee’s primary function is to assist the Board in fulfilling its oversight responsibility with respect to the quality and integrity of Corporation’s published financial information, internal controls, audit processes and other matters as deemed necessary by the Committee or directed by the Board. The Committee serves as a communication channel between independent auditors, financial management and the Board on such matters.

Authority

In discharging it oversight role, the Committee is empowered to investigate any matter relating to the Corporation’s accounting, auditing, internal control or financial reporting practices brought to its attention with full access to the Corporations’ books, records, facilities and personnel. The Committee may retain outside counsel, auditors or advisors in achieving such purpose.

Membership

The number of members of the Committee shall be determined and appointed by the Board with a minimum number and independence requirements as defined by the current NASDAQ regulations.

NASDAQ Marketplace Rule 4350(d) provides that members should be financially literate, at least one member with financial expertise or business experience. The Committee must consist of a minimum of three directors, all of whom are independent, as defined in Marketplace Rule 4200 (14).

One member of the Committee shall be appointed as Chair and will maintain communication between the President, CFO and the Corporation's audit partner.

Meetings

The Committee shall meet formally at least two times per year, or more frequently as the Committee considers necessary. In addition or combined with the aforementioned meetings, the Committee or its Chair, will communicate with the independent auditors regarding quarterly/interim financial information. For at least part of one meeting each year, the Committee meets in Executive Session with no representatives of the independent auditors present. The Committee shall report to the Board on the proceedings of each Committee meeting and make recommendations to the Board when appropriate.

Oversight Areas

Although the Committee may wish to consider additional duties from time to time, the general recurring responsibilities of the Committee in carrying out its oversight role are described below:

•	Oversee the relationships with the independent auditors, the audit process/plan, receive and review audit reports, allow full access to the Committee by auditors. Discuss the independent auditor performance and effectiveness.

•	Discuss with management and independent auditors financial information and earnings report contained in annual reports and other shareholder filings, prior to their release if practicable. The review of interim/quarterly financial data may be discussed with the independent auditors and the Committee or its Chairman, as necessary, in conjunction with the Board’s review of the financial information.

•	Obtain an annual written confirmation from independent auditors consistent with Independence Standards Requirements regarding their independence. The Committee shall discuss the contents of the confirmation with the auditors and take necessary action with respect to relationships identified, which could impair such independence.

•	Review audited financial statements and discuss with management and independent auditors. Such discussions shall include matters required by Statement of Auditing Standards, SAS 61 and updated amendments SAS 89 and SAS 90. Following such review, the Committee shall make a recommendation to the Board regarding the inclusion of such audit report in the Corporations’ Annual Report filed with the SEC.

•	Discuss with management and/or legal counsel any legal matters, including pending litigation and/or inquiries from regulatory or governmental agencies that may have material impact on the Corporations’ financial statement.

•	Review at least annually, the Charter of the Committee and the Committee's effectiveness.

•	Include in the proxy statement required reports from the Committee for submission to shareholders, as required by current NASDAQ regulations. These may include the Committee’s Charter and Committee Report.

•	Discuss with management and the independent auditors the quality and adequacy of compliance with the Corporation’s internal control and effect of significant changes in accounting policy and procedures.

•	The independent auditors’ ultimate accountability shall be to the Board and the Audit Committee, as representatives of the shareholders. The Committee shall nominate the independent auditors to be proposed for shareholder approval in the proxy statement.

The Committee’s job is one of oversight. Management is responsible for the preparation of the Corporations’ financial statements and the independent auditors are responsible for auditing those financial statements. The Committee is not responsible to plan, direct or conduct audits, nor for resolving disagreements between management and the independent auditors. The Committee and the Board recognize that management and the independent auditors have more resources, time, more detailed knowledge, and information regarding the Corporation’s accounting, auditing, internal control and financial reporting practices than the Committee does, accordingly the Committee is not responsible to determine whether the Corporations’ financial statements are complete and accurate in accordance with generally accepted accounting principles, nor is it the Committee’s responsibility to ensure compliance with laws and regulations and established business ethics policies.

APPENDIX B

RAND CAPITAL CORPORATION
2001 STOCK OPTION PLAN

I.   Purpose.

        The purpose of the Rand Capital Corporation 2001 (the "Plan") is to provide, through options to purchase shares of Rand Capital Corporation common stock, $.10 par value, long term incentives and rewards to directors, officers and other key employees who are responsible for the success and growth of Rand Capital Corporation (the "Company"), to attract and retain such persons and to associate the interests of such persons with the interests of the Company.

II.   Effective Date.

        The Plan was approved by the Board of Directors on April 19, 2001and shall be submitted to the shareholders of the Company for approval at a meeting to be held on or about July 20, 2001, or at any adjournment thereof. The Plan will become effective on the date (the "Effective Date") when the Company files an election with the Securities and Exchange Commission to be treated as a Business Development Company under the Investment Company Act.

III.   Definitions.

        The following terms, as used herein, shall have the following meanings:

(a)	"Board" shall mean the Board of Directors of the Company.
(b)	"Closing Price," as of a particular date, shall mean (i) if the shares of Stock are then listed or admitted to trading on a national securities exchange, the last reported sales price of a share of Stock sold on the principal national securities exchange on which such Stock is listed or admitted to trade, or if no sales occurred on that date, the last sales price on the last preceding day on which such shares of Stock were sold on such exchange or (ii) if the shares of Stock are not then listed or admitted to trading on any national securities exchange, the last reported sale price of a share of Stock as reported on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) on that date, or if no sales occurred on that date, the last sales price on the last preceding day on which such shares of Stock were reported sold.
(c)	"Code" shall mean the Internal Revenue Code of 1986, as amended.
(d)	"Committee" shall mean the Compensation Committee of the Board or such other committee as the Board, in its discretion, designates to administer the Plan, which Committee shall be composed of not less than two directors each of whom is a "Non-Employee Director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended.
(e)	"Company" shall mean Rand Capital Corporation and its subsidiaries now held or hereafter acquired.
(f)	"Fair Market Value," as of a particular date, shall mean (i) if the shares of Stock are then listed or admitted to trading on a national securities exchange or reported on NASDAQ, the Closing Price or (ii) if the shares of Stock are not then listed or admitted to trading on a national securities exchange or reported on NASDAQ, such value as the Committee, acting in good faith and in its sole discretion, shall determine, provided however, that the amount determined by them shall not be less than the then net asset value of the Stock.
(g)	"Incentive Stock Option" shall mean an Option that meets the requirements of Section 422 of the Code, or any successor provision, and that is designated by the Committee or the Board as an Incentive Stock Option.
(h)	"Nonqualified Stock Option" shall mean an Option other than an Incentive Stock Option.
(i)	"Option" shall mean the right, granted pursuant to this Plan, of a holder thereof to purchase shares of Stock under the Plan at a price and upon the terms to be specified by the Committee or the Board.
(j)	"Option Agreement" shall mean any written agreement, contract, or other instrument or document between the Company and a Participant evidencing an Option.
(k)	"Participant" shall mean an officer or key employee of the Company who is, pursuant to Section 4 of the Plan, selected to participate herein.
(l)	"Plan" shall mean the Rand Capital Corporation 2001 Stock Option Plan.
(m)	"Stock" shall mean shares of common stock, without par value of the Company.
(n)	"Ten Percent Stockholder" shall mean a Participant who, at the time an Incentive Stock Option is to be granted to such Participant, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company within the meaning of Sections 422(e) and 422(f), respectively, of the Code.

IV.   Administration.

        The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to modify the terms of any Options granted under the Plan; to determine the persons to whom and the time or times at which Options shall be granted; to determine the type and number of Options to be granted and the terms, conditions and restrictions relating to any Option; to determine whether, to what extent, and under what circumstances an Option may be settled, canceled, forfeited, exchanged, or surrendered; to construe and interpret the Plan and any Option; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Option Agreements; to correct any defect, supply any deficiency and reconcile any inconsistency in the Plan or any Option granted hereunder; to amend the Plan to reflect changes in applicable law; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may designate one or more persons to implement its rules, regulations and determinations and to execute and deliver documents and instruments and otherwise act on its behalf in accordance with guidelines established by the Committee from time to time.

        All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, the Participant (or any person claiming any rights under the Plan from or through any Participant) and any shareholder. The Committee from time to time, and whenever requested, shall report to the Board on its administration of the Plan and the actions it has taken. The expenses of administering the Plan shall be paid by the Company.

        No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

        All references herein to the "Committee" shall, if the context so requires, also be deemed to refer to the Board or any other committee designated by the Board.

V.   Eligibility.

        Options may be granted to key employees, including officers and directors who are employees of the Company. In determining the persons to whom Options shall be granted and the type of Option, the Committee shall take into account such factors as the Committee shall deem reasonable and appropriate in connection with accomplishing the purposes of the Plan.

VI.   Stock Subject to the Plan; Limitation on Grants.

        The maximum number of shares of Stock that may be optioned or purchased pursuant to the Plan shall be 200,000 common shares, subject to adjustment as provided herein. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Option are forfeited, canceled, exchanged or surrendered or if an Option otherwise terminates or expires without a distribution of shares to the Participant, the shares of Stock with respect to such Option shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for grants of Options under the Plan.

        In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Options, (ii) the number and kind of shares of Stock issued or issuable in respect of outstanding Options, and (iii) the exercise price, grant price, or purchase price relating to any Option; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with applicable requirements of the Code to the extent practicable so as to maintain their Incentive Stock Option status.

VII.   Option Grants.

        Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement, in such form and containing such terms and conditions as the Committee shall from time to time approve, which Option Agreement shall comply with and be subject to the following terms and conditions, as applicable.

        (a)   Number of Shares. Each Option Agreement shall state the number of shares of Stock to which the Option relates.

        (b)   Type of Option. Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option.

        (c)   Option Price. Each Option Agreement shall state the Option price. The Option price shall be subject to adjustment as provided in Section 6 hereof. The date as of which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless a different grant date is specified in such resolution.

        (d)   Method and Time of Payment. The Option price shall be paid in full, at the time of exercise, in cash or in shares of Stock having a Fair Market Value on the date of exercise equal to such Option price or in a combination of such cash and Stock or, in the sole discretion of the Committee (i) through a cashless exercise procedure whereby the Participant may pay the exercise price by directing that shares otherwise deliverable upon exercise of the Option (valued at the at Fair Market Value of such shares as of the date of exercise) be withheld, or (ii) through the delivery of an irrevocable written notice instructing the Company to deliver the shares deliverable upon exercise of the Option to a broker selected by the Company, subject to the broker’s written guarantee to deliver cash to the Company in the full amount of the exercise price due on the Option exercise. The portion of any Option relating to Stock being withheld in payment of the exercise price shall be deemed surrendered and canceled.

        (e)   Term and Exercisability of Options. Each Option shall be exercisable in the manner determined by the Committee and as provided in the Option Agreement; provided, however, that the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be ten (10) years from the date of the grant of the Option or such shorter period as is determined by the Committee. The exercise period shall be subject to earlier termination as provided in Section 7(f) hereof. An Option may be exercised, as to any or all full shares of Stock as to which the Option has become exercisable, by written notice delivered to the Company, specifying the number of shares of Stock with respect to which the Option is being exercised. For purposes of the preceding sentence, the date of exercise will be deemed to be the date upon which the Company receives such notice.

        (f)   Termination. The Committee shall have the exclusive authority to provide in the terms of the option agreement for any option granted under the Plan if, for how long, and under what conditions, the Option may be exercised after termination of a Participant’s employment with or service to the Company, including by reason of the Participant’s death; provided, however, that in no event will an Option continue to be exercisable beyond the expiration date of such Option.

        (g)   Incentive Stock Options. Options granted as Incentive Stock Options shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in this Section 7.

             (i)   Option Price. The Option price shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock covered by the Option on the date of grant of such Incentive Stock Option.

             (ii)    Value of Shares. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and all other plans of the Company become exercisable for the first time by each Participant during any calendar year shall not exceed $100,000.

             (iii)   Ten Percent Stockholder. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (x) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Stock on the date of grant of such Incentive Stock Option and (y) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

VIII.   General Provisions.

        (a)      Compliance with Legal Requirements.   The Plan and the granting and exercising of Options, and the other obligations of the Company under the Plan and any Option Agreement or other agreement shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Stock under any Option as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in order to comply with applicable laws, rules and regulations.

        (b)      Nontransferability.   Options shall not be transferable by a Participant except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Participant only by such Participant or such Participant's guardian or legal representative.

        (c)      No Right To Continued Employment.   Nothing in the Plan or in any Option or any Option Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Option Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such Participant's employment.

        (d)      Withholding Taxes.    Where a Participant or other person is entitled to receive shares of Stock pursuant to the exercise of an Option, the Company shall have the right to require the Participant or such other person to pay to the Company the amount of any taxes which the Company may be required to withhold before delivery to such Participant or other person of cash or a certificate or certificates representing such shares. Each Participant shall have the right to pay any or all required withholding taxes by delivering to the Company shares of Stock already owned. The Company may authorize the Participant to pay any or all required withholding taxes by directing that shares otherwise deliverable upon exercise of the Option be withheld.

        Upon the disposition of shares of Stock acquired pursuant to the exercise of an Incentive Stock Option, the Company shall have the right to require the payment of the amount of any taxes which are required by law to be withheld with respect to such disposition. Each Participant shall have the right to pay any or all of such required withholding taxes by delivering to the Company shares of Stock already owned.

        (e)      Amendment and Termination of the Plan.   The Board or the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part. Notwithstanding the foregoing, no amendment shall affect adversely any material rights of any Participant, without such Participant’s consent, under any Option theretofore granted under the Plan. The power to grant Options under the Plan will automatically terminate ten years after the Effective Date. If the Plan is terminated, any unexercised Options shall continue to be exercisable in accordance with its terms and the terms of the Plan in effect immediately prior to such termination.

        (f)      Participant Rights.   No Participant shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by any Option until the date of the issuance of a stock certificate for such shares.

        (g)      No Fractional Shares.   No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Option. The Committee shall determine whether cash, other Options, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

        (h)      Governing Law.   The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the state of New York without giving effect to the conflict of laws principles thereof.

        (i)      Beneficiary.    A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the grantee's beneficiary.

        (j)      Interpretation.   With respect to Participants subject to Section 16 of the Securities Exchange Act 1934, the Plan is intended to comply with all applicable provisions of Rule 16b-3 promulgated thereunder (as such Rule may be amended from time to time) and all provisions hereof shall be construed in a manner to so comply. With respect to Participants subject to Section 16, all Options granted hereunder shall be granted and may be exercised only in such a manner as to conform to such Rule. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to the applicable provisions of such Rule.

APPENDIX C

RAND CAPITAL CORPORATION
STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

1.    Name of Plan.

        This plan shall be known as the "Rand Capital Corporation Stock Option Plan for Non-Employee Directors" and is hereinafter referred to as the "Plan."

2.   Purpose.

        The purpose of the Plan is to enable Rand Capital Corporation, a New York corporation (the “Company”), to attract and retain highly qualified persons to serve as directors, to more closely align the interests of directors and stockholders in enhancing the value of the Company’s common stock, and to secure for the Company and its stockholders the benefits arising from stock ownership and participation in stock appreciation by non-employee directors of the Company. The Plan will provide a means whereby such directors may purchase shares of common stock of the Company, par value $.10 per share (“Common Stock”), through the exercise of “non-qualified stock options” as defined under the Internal Revenue Code of 1986, as amended (the “Code”).

3.   Administration.

        The Plan shall be administered by a committee consisting of the Company’s President and Treasurer (the “Committee”), which shall have full authority to construe and interpret the Plan, to establish, amend and rescind rules and regulations relating to the Plan, and to take all such actions and make all such determinations in connection with the Plan as it may deem necessary or desirable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Plan Participants and their legal representatives and beneficiaries.

4.   Shares Subject to the Plan.

        Subject to adjustment as provided in Paragraph 15 hereof, the shares to be issued under the Plan shall consist of authorized but unissued Common Stock or issued Common Stock that is held in treasury. The aggregate number of shares of Common Stock purchasable under options granted under the Plan shall be 100,000. If any options granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to the option shall again be available to be granted under the Plan.

5.   Eligible Participants.

        Each member of the Board of Directors of the Company (the “Board”) who is not a full-time employee of the Company or any of its subsidiaries shall be a participant (“Participant”) in the Plan.

6.   Grant and Exercisability of Options.

        6.1    On the date of approval of the Plan by the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940 (the “Approval Date”), each Participant who is then serving as a director shall automatically be granted options to purchase 7,500 shares of Common Stock. Thereafter, for any Participant who was not a director on the Approval Date, upon the date of his or her first election to the Board, whether by the Board or by the stockholders and whether to fill a vacancy or otherwise (a “First Election Date”), each such Participant shall automatically be granted an option to purchase 7,500 shares of Common Stock.

        6.2    On the Approval Date or First Election Date of the respective Participant, each option shall be exercisable to purchase up to 1,500 shares of Common Stock (subject to adjustment in accordance with Section 15.1).

        6.3    At the time of each annual meeting of the Company after the Approval Date or First Election Date where applicable, the option of each Participant re-elected at that meeting shall vest and become exercisable with respect to the purchase an additional 1,500 of the shares of Common Stock purchasable under the option held by the respective director.

        6.4    If a Participant shall die at any time during the term of an option, the option shall immediately vest and become exercisable with respect to the purchase of all 7,500 shares of Common Stock included in the grant.

7.   Expiration of Options.

        An option granted under the Plan may not be exercised to any extent by anyone after the first to occur of the following events:

        7.1   The expiration of ten years from the date of grant;

        7.2    The expiration of one year from the date of the optionee’s termination of service as a director for any reason; provided, however, that this Paragraph 7.2 shall not apply if the optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the expiration of such one-year period;

        7.3    If the optionee dies or becomes disabled prior to the first anniversary of the optionee’s termination of service, the expiration of one year from the earlier of (a) the date of the optionee’s death or (b) the date on which the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code); or

        7.4    The effective date of any (a) merger or consolidation of the Company with or into another corporation, (b) acquisition by another corporation or person of all or substantially all of the Company’s assets or more than 50% of the Company’s then-outstanding voting stock, or (c) liquidation or dissolution of the Company.

8.   Price and Exercise of Options.

        8.1   Options may be exercised by a Plan Participant at any time after they have become vested until such time as they expire pursuant to their terms.

        8.2    The purchase price of the Common Stock covered by each option shall be the fair market value of such Common Stock on the date the stock option is granted. The purchase price of the Common Stock upon exercise of an option shall be paid in full at the time of exercise in cash or by certified or bank check payable to the order of the Company or, if authorized by the Committee, may be paid with shares of Common Stock having a fair market value on the exercise date equivalent to the amount which would otherwise be payable, or any combination of cash and such shares equivalent to such amount. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value determined in accordance with Paragraph 9 hereof.

        8.3    No option granted under this Plan shall be exercisable if such exercise would involve a violation of any applicable law or regulation (including, without limitation, federal and state securities laws and regulations). An option may be exercised in whole or in part at any time to the extent that it is then exercisable. No option may be exercised for a fraction of a share and no partial exercise of any option may be for less than 100 shares.

9.   Fair Market Value of Common Stock.

        For purposes of the Plan, the fair market value of a share of the Common Stock as of a given date shall mean the market price for that day (or for the immediately preceding trading day if that day is not a trading day) determined as follows: (i) if the Common Stock is listed or admitted to trading on the New York Stock Exchange or any securities exchange or included for quotation on the NASDAQ-National Market or NASDAQ Small Cap Market (any such listing being hereafter “Nationally Listed”), the reported last sale price for such day, or if no such sale price is reported for such day, the average of the reported closing bid and asked prices for such day, in each case as reported in the principal consolidated transaction reporting system with respect to such Nationally Listed securities; (ii) if shares of the Common Stock are not Nationally Listed, at the reported last sale price for such day, or, if there are no reported sales for such day, the average of the closing bid and asked prices for such day, as reported by a reliable quotation source designated by the Committee; or (iii) if the Common Stock is not Nationally Listed and if there are no sales or bid and asked prices reported by a reliable quotation service, the fair market value of the shares of Common Stock shall be determined by the Committee acting in good faith on the basis on such information as they consider, in their reasonable judgment, appropriate, provided however, that in any event the amount determined by the Committee shall not be less than then net asset value of the Common Stock. For purposes of the foregoing sentence, “trading day” shall mean a day on which the principal national securities exchange or market on which shares of the Common Stock are listed or admitted to trading is open for the transaction of business or, if shares of the Common Stock are not Nationally Listed, shall mean any other day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

10.   Withholding Tax.

        Whenever the Company would be required by applicable law to withhold for taxes by reason of the operation of the Plan, the Company shall have the right to require any person receiving options under the Plan, and such person by accepting the options granted under the Plan agrees, to pay the Company the amount of any taxes which the Company may be required to withhold by reason of the operation of the Plan. Such person may elect, subject to the approval of the Committee, to pay the amount of any taxes which the Company may be required to withhold by delivering to the Company shares of the Company’s Common Stock having a fair market value determined in accordance with Paragraph 9 equal to the withholding tax obligation determined by the Company. Such shares so delivered may be either shares withheld by the Company upon the exercise of the options or other shares.

11.   Non-Transferability.

        An option granted under the Plan shall by its terms be nontransferable by the holder either voluntarily or by operation of law, other than by Will or the laws of descent and distribution, and shall be exercisable during the Participant’s lifetime by the Participant or by the Participant’s guardian or legal representative, regardless of any community property interest therein of the spouse of the Participant, or such spouse’s successors in interest. If the spouse of the Participant shall have acquired a community property interest in an option, the Participant, or the Participant’s permitted successors in interest, may exercise the option on behalf of the spouse of the Participant or such spouse’s successors in interest.

12.   Holding of Stock After Exercise of Option.

        At the discretion of the Committee, any option may provide that the Plan Participant, by accepting such option, represents and agrees, for the Plan Participant and the Plan Participant’s permitted transferees, that none of the shares acquired upon exercise of an option will be acquired with a view to any sale, transfer or distribution of said shares in violation of the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated thereunder, and the person entitled to exercise the same shall furnish evidence satisfactory to the Company (including a written and signed representation) to that effect in form and substance satisfactory to the Company, including an indemnification of the Company in the event of any violation of the 1933 Act by such person.

13.   Person Eligible to Exercise Options.

        13.1    Subject to Paragraph 13.2, during the lifetime of the optionee, only the optionee may exercise an option or any portion thereof. After the death of the optionee, any exercisable portion of the option may, prior to the time when such portion becomes unexercisable, be exercised by his or her personal representative or by any person empowered to do so under the deceased optionee’s will or under the then applicable laws of descent and distribution.

        13.2    Should the optionee be determined under applicable law to have become a disabled person or the equivalent thereof, the option may, prior to the time when the option becomes unexercisable, be exercised by optionee’s guardian or by any other person empowered to do so under applicable laws of guardianship.

14.   Privileges of Stock Ownership.

        No person entitled to exercise any option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of Common Stock issuable upon exercise of such option until certificates representing such shares shall have been issued and delivered. No shares shall be issued and delivered upon exercise of any option unless and until, in the opinion of counsel for the Company, there shall have been full compliance with any applicable registration requirements of the 1933 Act, any applicable listing requirements of any national securities exchange on which the Common Stock is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery. Nothing in the Plan or any option shall constitute a contract or agreement of employment of any person.

15.   Adjustments.

        15.1    If the outstanding shares of the Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which options may be granted under this Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding options shall be made without change to the aggregate purchase price applicable to the unexercised portion of the option but with a corresponding adjustment in the purchase price for each share covered by the option.

        15.2    The Committee may provide that on the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations or other entities as a result of which the Company is not the surviving corporation, or upon the sale of substantially all the assets or more than 50% of the then outstanding stock of the Company to another person or entity, the Plan shall terminate, and any options granted hereunder shall terminate.

        15.3    Notwithstanding the foregoing, the Committee may provide in connection with any transaction of the kind described in Paragraph 15.2 for any or all of the following alternatives (separately or in combinations): (a) for the options theretofore granted to become immediately exercisable; (b) for the assumption by the successor corporation of the options theretofore granted or the substitution by such corporation for such options new options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and values thereof or (c) for the continuance of the Plan by such successor corporation in which event the Plan and the options theretofore granted shall continue in the manner and under the terms so provided.

        15.4    Adjustments under this Paragraph 15 shall be made by the Committee and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan on any such adjustment.

16.   Amendment and Termination of Plan.

        16.1    The Committee may at any time suspend or terminate the Plan. The Committee may also at any time amend or revise the terms of the Plan, provided that no such amendment or revision shall, unless appropriate stockholder approval of such amendment or revision is obtained, (a) increase the maximum number of shares which may be acquired pursuant to exercise of options, or the maximum number of options to acquire shares which may be granted under the Plan, except as permitted under the provisions of Paragraph 15, (b) change the purchase price set forth in Paragraph 8, (c) increase the maximum term of options provided for in Paragraph 7, or (d) change the designation of persons eligible to receive options as provided in Paragraph 5. Notwithstanding the foregoing, to the extent provided by Rule 16b-3 under the Securities Exchange Act, amendments affecting Paragraph 6 of the Plan shall not be made more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974 or any rules thereunder.

        16.2    No amendment, suspension or termination of the Plan shall, without the consent of the holder, alter or impair any rights or obligations under any option theretofore granted under the Plan.

17.   Effective Date of Plan.

        The Plan shall be deemed effective on the Approval Date if prior thereto it has been approved at a meeting of shareholders of the Company by a vote of the holders of a majority of all outstanding shares entitled to vote thereon.

18.   Conformity to Securities Laws.

        The Plan is intended to conform to the extent necessary with all provisions of the 1933 Act and of the Securities Exchange Act of 1934, as amended, and any and all regulations and rules promulgated thereunder, including, without limitation, Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and the options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

19.   Shares to be reserved.

        The Company shall at all times during the term of any options outstanding under the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the terms of any outstanding option granted under the Plan.

[FORM OF PROXY - SIDE ONE]

RAND CAPITAL CORPORATION 2200 Rand Building, Buffalo, New York 14203

            PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jayne K. Rand and Allen F. Grum as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote as designated below all the shares of Common Stock of Rand Capital Corporation (the “Company”) held of record by the undersigned at the annual meeting of shareholders to be held on July 20, 2001 or any adjournment thereof

1.     ELECTION OF DIRECTORS: Election of A.F. Grum; L.F. Kahl: E.E. Kailbourne; R.B. Kenzie; W.S. McLeese; R.B. Newman II; and J.K. Rand

[   ]   FOR all nominees (except as marked to the contrary below)
[   ]   WITHHOLD AUTHORITY for all nominees (except as marked to the contrary below)

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below)

2.     ADOPTION OF BUSINESS DEVELOPMENT COMPANY STATUS: Proposal to elect that the Company shall be regulated as a business development company (BDC) under the Investment Company Act of 1940.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3.     APPROVAL OF STOCK OPTION PLANS: Proposal to approve the 2001 Stock Option Plan and the Non-Employee Director Stock Option Plan as presented in the Company's proxy statement.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

4.     APPOINTMENT OF DELOITTE & TOUCHE, LLP as the independent public accountants for the Company for 2001

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

(Please date and sign on the reverse side)

[FORM OF PROXY - SIDE TWO]

5.   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND 4.

DATE:	________________________________01
_________________________________ Signature
_________________________________
   Signature if held jointly
Please sign exactly as names appear to the left. When signing as a Trustee, Executor or Administrator, or Guardian, give title as such. All joint owners should sign. If a corporation, please sign in full corporate name by authorized officer, giving title. If a partnership, please sign in partnership name by authorized persons.

PLEASE DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE